NOVAS ENERGY

A Wholly Owned Subsidiary of:

PROPELL TECHNOLOGIES GROUP

Traded Under the Symbol PROP on the OTCQB Markets

May 14 2013

OPPORTUNITY & OBJECTIVE

Novas Energy USA Inc., is the exclusive U.S licensee of a proprietary Enhanced Oil Recovery technology. This downhole tool and treatment has been shown to significantly increase oil production and injector well intake flow in over 150 wells in Russia and 9 in the U.S.

Opportunity

- The U.S market is the world's largest based on number of wellbores
- We intend to license, partner and JV within the oil industry
- We also intend to acquire oil properties and increase our production

Objective

- Become a leader in the Enhanced Oil Recovery sector
- Build strong positive cash flow
- Increase shareholder value
- Position the Company as an acquisition candidate

HISTORY & GAME PLAN

NOVAS ENERGY

Novas Energy– Russia

- Technology development started in 2002
- 9 Patents have been issued in Russia
- $7 million has been invested developing the technology
- Best in class electrical, oil engineering and geological team in Russia
- World famous Skolkova Foundation gave Novas a grant for $1,000,000
- Tool has now been proven in over 200 wells in Russia and China
- Clients include Conoco Phillips, Lukoil, Rosneft
    - Data supplied by Novas Russia

Novas Energy USA

- Exclusive licensee for U.S.
- Have completed 9 initial treatments
- Re-engineering the tool to match U.S. standards
- Market awareness launch is now in the process (NAPE, CERAweek, IPPA, etc)

TECHNOLOGY OVERVIEW

Connection for the wire logging cable



- 9 feet - 200 pounds -



Surface Controller

Plasma Pulse Streamer initiates plasma discharge at the perforation zone

Treatment is applied to wells via the downhole tool using a wire-line truck

Tool generates a Plasma-Pulse that creates a tremendous amount of heat for a fraction of a second and is then repeated numerous times

Treatment is completely safe & environmentally friendly

There are No chemicals and generate No waste

TECHNOLOGY OVERVIEW

NOVAS ENERGY



The tool creates a plasma bubble. The heat, subsequent cooling and compression wave removes any clogged sedimentation

The series of elastic waves penetrate deep into the reservoir which increases permeability

TECHNOLOGY OVERVIEW

The Plasma Pulse Treatment is repeated 20 -100 times in each 18" perforation zone depending upon the formation (tight sand, limestone, dolomite, shale, etc.)



The perforated channels are closed by sedimentation	Formation of plasma accompanied by a compression wave	Wave penetrates the drainage area and deep into the reservoir	Sedimentation gone, pressure forces oil to flow again



Before **After**

WELL CANDIDATE REQUIREMENTS

- No behind-the-casing flow
- Reservoir temperature is less than 230 °Fahrenheit
- Porosity is no more than 30%
- Permeability is at least 2 – 4 mD
- Reservoir pressure is below 500 atm
- Fluid above the perforation zone
- Number of perforation holes is ≥ 10 per yard
- Reservoir pressure is greater than the saturation pressure

U.S. MARKET

- Since 1950, 2.6 million oil and natural gas wells have been drilled in the U.S.
- By the end of 2009 there were a combined total of 824,847 producing oil and gas wells in the United State
- 45,000+ new wells expected to be drilled in the U.S. in each of the next 5 years
  - 70% are expected to be oil wells
  - 60% of those are expected to be horizontal drills

    - Data Source World Oil 2013 Oil & Gas Forecast

U.S. MARKET

- 394,202 Marginal or Stripper Wells (less than 10 BOPD)
  - Produced 275MM Barrels of oil in 2009 (20% of U.S. production)
  - Data source: Interstate Oil & Gas Compact Commission's (IOGCC) 2009 production report

State	# of Wells	Production (Bbs)	BOPD
Texas	134,602	108,067,592	2.2
Oklahoma	33,967	21,389,976	1.7
California	31,984	40,702,381	3.5
Ohio	29,340	4,399,562	0.4
Illinois	26,649	9,500,000	1
Kentucky	25,259	2,579,940	0.3
Louisiana	19,969	18,554,005	2.5
Pennsylvania	19,307	3,600,000	0.5
Kansas	18,061	15,232,596	2.4
New Mexico	15,570	15,232,596	2.7

OIL PRODUCTION RESULTS (RUSSIA)

The table below sets forth a sample of Oil Production well results. The average from 62 production wells that we have data on shows a 101% increase in the amount of oil produced after treatment with the Plasma Pulse Technology. Overall results show a 87% success rate.

Oil Field	Depth (ft)	Before Novas Treatment Oil Bpd	Before Novas Treatment % Watercut	After Novas Treatment Oil Bpd	After Novas Treatment % Watercut	Oil, Bpd Increase	% Increase
Hvojnoe	9364	0.00		119.20	15	119.2	100
Shkapovskoe	N/A	2.24	43	17.88	45	15.6	700
Fedorovskoe	N/A	5.22	12.5	19.37	18.7	14.2	271
Shkapovskoe	N/A	5.96	97	12.67	96.6	6.7	113
Vasilovskoe	N/A	5.96	20	38.00	21.5	32.0	538
Pashninskoe	4756	6.71	79	14.90	61	8.2	122
Sovetskoe	5904	7.45	75	29.80	69	22.4	300
Djusushevskoe	11808	14.90	85	81.95	70	67.1	450
Krapivinskoe	9315	29.80	66	89.40	77	59.6	200
Severo	7052	33.53	2	88.66	2	55.1	164
Tevlinsko	9184	43.96	74	104.30	39	60.3	137
Tajlakovskoe	10922	52.15	18	163.90	2	111.8	214
Pervomajskoe	9610	201.15	20	305.45	20	104.3	52

INJECTOR RESULTS (RUSSIA)

NOVAS ENERGY

The table below sets forth the Top 8 Injector well results. The average from 36 injector wells that we have data on shows a 545% increase in the amount of fluid that was injected after treatment with the Plasma Pulse Technology.

Oil Field	Depth	Bbls/Day Before	Bbls/Day After	Increase	% Increase
Lomovoe	9676	119	728	609	511
Poludennoe	6790	314	942	628	200
Sutorminskoe	9086	157	1080	923	588
Sutorminskoe	9053	63	345	282	450
Tajlakovskoe	9971	31	376	345	1100
Arlanskoe	5346	31	138	107	340
Turchaninovskoe	6724	125	546	421	335
Muravlenkovskoe	9512	1727	4396	2669	155

❖ The treatment knocks sedimentation including salts and paraffin away from the wellbore perforation zone, opens the reservoir so that more fluid can be injected

U.S. INITIAL WELL RESULTS

NOVAS ENERGY

The average from 9 production wells shows a 125% increase in the amount of oil produced after treatment with the Plasma Pulse Technology.

Oil Well	Before Treatment BOPD	After Treatment BOPD	Initial % Increase
Shreveport, LA - Fredericksburg Limestone	1 barrel	2 barrels	100%
Shreveport, LA - Fredericksburg Limestone	1/2 barrel	1 barrel	100%
Kay, CO OK, Perry Gas Sandstone	1/4 barrel	1/2 barrel	100%
Kay Co, OK, Mississippi Limestone*	5-6 barrels	12-13 - then 8	100%
Creek, CO, OK, Red Ford Sandstone	1 1/2 barrels	5.5 barrels	266%
Creek, CO, OK, Red Ford Sandstone	1 1/2 barrels	3.25 barrels	116%
Creek, CO, OK, Red Ford Sandstone	1 1/2 barrels	3.5 barrels	133%
Haysville, KS, Mississippi Limestone	2.43 barrels	4 barrels	68%
Haysville, KS, Mississippi Limestone	3/4 barrels	1.7 barrels	107%

U.S. INJECTION WELL MARKET

- There are 151,000 injection wells in the U.S.
- Enhanced recovery wells (water floods) account for 80%
- Class II disposal wells account for 20%

  - Texas
    - 32,753 Injector Wells
  - Oklahoma
    - 10,629 Injector Wells
  - Kansas
    - 16,658 Injector Wells

    - Data Source: U.S. Energy Information Administration

HORIZONTAL TOOL IN DEVELOPMENT

Our technology could be the game changer the industry is looking for

Plasma Pulse Treatment uses NO water and NO chemicals



Extremely low cost compared to fracking a horizontal well

The use of acid treatments on horizontal wells is very ineffective

We could eliminate 2 – 6 million barrels of water needed for a single horizontal well

HORIZONTAL WELL GROWTH

Horizontal wells among Countries



70%
USA
China
Russia
Other countries



80%
60%
40%
20%
0%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Horizontal
Directional
Vertical

(According to data by Baker Hughes and U.S. DOE)

Horizontal drilling in the U.S. has surpassed vertical drills

U.S. MARKET (TOP 7 PLAYS ONLY)

Fig. 1: Oilfield services expenditures in top US shales – 2012


Total - $54.3 billion
Bakken
Eagle Ford
Permian
Marcellus
Anadarko-Woodford
Granite Wash
Niobrara

CORPORATE INFORMATION

- Novas Energy USA Inc., is a wholly owned subsidiary of Propell Technologies Group Inc., a Delaware Corporation
- Publicly traded under the Symbol: PROP on the OTC Markets
- Auditor/Accountant – Liggett, Vogt & Webb P.A. – New York
- Legal Counsel – Gracin & Marlow LLP– New York
- Transfer Agent – Nevada Agency and Transfer Company – Reno, NV
- Over 300 Shareholders

CAP TABLE

NOVAS ENERGY

Fully Diluted Capital Structure	Shares
Common	134,432,871
Preferred 4,312,500 Convert Into	43,125,000
Debt $1,565,000	5,216,666*
FULLY DILUTED SHARES	**182,774,537**

*Assumes Debt converted at yesterday's closing bid price of $.60 a share

NOVAS MANAGEMENT

NOVAS ENERGY

JOHN W. HUEMOELLER II: CEO

- 30 years experience in investment banking, finance, sales and marketing. Worked for Smith Barney, Prudential, Drexel Burnham and Paine Webber - experience in stocks, bonds, commodities, mergers and acquisitions, leveraged buyouts and private placements.
- CEO Joshua Tree Capital a Consultant to Small Cap Energy Companies.
- Served as Chairman and CEO of HumWare Media Corp, a public software technology company. Co--author of U.S. Patent #5,855,005.

JOHN ZOTOS: SECRETARY AND DIRECTOR

- 27 years of business experience in Commercial and Residential Real Estate developmental and management in the Houston area including Construction and Finance
- Initial education as a Geologist at SMU
- Worked in the Yates Field for Rotary Lab of Midland Texas collecting Core Samples and worked as a roughneck for C & J Drilling Company in Sterling County Texas

DAVID SHROFF: ENGINEERING CONSULTANT

- Oil fluids engineer, 6 patents and 8 patents pending related to produced water treatment
- 40 years experience running his own exploration and production company Excalibur
- Founder of Universal Environmental Technologies, Inc., successfully remediated soils at the Miami Airport, Naval Air Base, and UST facilities in TX, FL, LA, OK, Neb., & Kansas
- President & Chairman of Penn Pacific , Tulsa, Oklahoma, a Public E & P Company

ALEX ADELMAN CONSULTANT

- 20+ Years of Successful Executive Management and Business Development Experience
- Weatherford International, Strategic Business Development Manager, AAT Global Business Unit Played an integral part in technology enhancement efforts & new product development.
- President Russlink Energy Corp
- Superior Oil Company (acquired by Exxon-Mobil) – Exploration Geophysicist

DISTINGUSED BOARD OF DIRECTORS

NOVAS ENERGY

JIM FULLER: INDEPENDENT DIRECTOR

- 3 decades of financial services experience serving, in key roles in major financial, educational and regulatory organizations,
- In 1981, he was named by President Ronald Reagan to serve on the Board of Directors of the Securities Investor Protection Corporation (SIPC) until 1987
- Senior Vice President New York Stock Exchange (NYSE) from 1976 to 1981, responsible for corporate development, marketing, listing regulation oversight, research and public affairs.

ED BERNSTEIN: INDEPENDENT DIRECTOR

- 25-year track record in founding, financing and growing consumer technology and entertainment companies.
- Consultant to Creekside LLC, a consulting firm to early stage technology companies.
- Served as President and CEO of PhotoTLC, Inc., and as the Chief Executive Officer of Photopoint.com. Serves on the Board of Directors of Akeena Solar, Inc., a publicly traded solar products designer and manufacturer.

MARK KALOW: INDEPENDENT DIRECTOR

- Managing Director at Soquel Group, a consulting firm specializing in Intellectual Property and Business Development
- Serves on the Board of Directors of LSF Network, Reischling Press, Inc., and Pure Depth, Inc.
- Served as a Managing Director for the Venture Capital Division of Trans Cosmos USA
- Bachelor of Science degree in Management from the Massachusetts Institute of Technology and a Masters in Business Administration with a concentration in financial management from the University of Chicago. Attended Director's College at Stanford Law School.

ACQUISITION TARGET

- We intend to position the Company for an acquisition, as both:
  - A service technology company
  - As an oil production company

- Service Technology Acquisitions
  - Halliburton acquired Gearhart Industries for $277 MM in 1988 (Wireline tool company - today would be $ billions)
  - Devon Energy bought Mitchell Energy in 2002 for $3.5 billion (Pioneered horizontal drilling)
  - Apex Partners acquired Paradigm $1 billion August 2012(geoscience software provider)

- Oil Production M & A activity has never been bigger than now
  - $322 billion in E & P acquisitions in 2012 (Wood Mackenzie)
  - Mean price of flowing BOPD is approx. $79,000 (Global Hunter)

Summary

NOVAS ENERGY

- Highly effective treatment has been shown to considerably increase oil production in over 150 wells in Russia and 9 wells in the U.S.
- Enormous, growing oil production in the U.S. market
- Has been shown to substantially increase amount of fluid that can go into injection wells
- Can extend the economic life of mature oil fields and previously unrecoverable oil may now be recovered efficiently, economically
- Potential Horizontal Home Run
- Completely Environmentally Friendly
- Positioning Ourselves as an Acquisition Target

CONTACT



John W. Huemoeller II
Novas Energy USA Inc.
1701 Commerce Street
Houston, TX
Cell: (720) 933-5745
email: jh@novasenergyusa.com
www.novasenergyusa.com
www.propell.com

FORWARD LOOKING STATEMENTS

Some statements contained in this presentation are "forward looking statements". All statements other than statements of historical facts included in this report, including without limitation, statements regarding planned capital expenditures, the availability of capital resources to fund capital expenditures, estimates of proved reserves, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. You can identify the use of forward looking statements by the use of forward looking terminology like "may," "will," "expect," "intend," "forecast," "anticipate," "estimate," "continue," "present value," "future," or "reserves," or other variations of comparable terminology.

We believe the assumptions and expectations reflected in these forward looking statements are reasonable. However, we can't give any assurance that our expectations will prove to be correct or that we will be able to take any actions that are presently planned. All of these statements involve assumptions of future events and risks and uncertainties. Risks and uncertainties associated with forward looking statements include, but are not limited to: fluctuations in prices of oil and gas; future capital requirements and availability of financing; risks associated with the drilling or treating of wells; competition; general economic conditions; governmental regulation; potential defaults in the payment of amounts owed to us by purchasers of our treatment and initial treatment results may not be indicative of future results. For these and other reasons, actual results may differ materially form those projected or implied. We caution you against undue reliance on forward looking statements or projecting any future results based on such statements.